UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                       FORM 8 - K

                      CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report December 2, 1999


                           COMMISSION FILE NO. 333-72097

                AMERICAN COMMUNICATIONS ENTERPRISES, INC.
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  (Exact name of registrant as specified in its charter)


               NEVADA                       74-2897368
--------------------------------   -----------------------------

  (State or other jurisdiction (I.R.S. Employer Identification No.) incorporation or organization)

        7103 Pine Bluffs Trail, Austin,  TX  78729
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             (Address of principal executive offices)


                          (512) 249-2344
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       (Registrant's telephone number, including area code)


Check whether the registrant:  (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes |X| No |_|


Exhibit Index is on Page 4

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               AMERICAN COMMUNICATIONS ENTERPRISES, INC.

                         FORM 8 - K

                       TABLE OF CONTENTS




Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets ............................Page 3

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events - None

Item 6.  Resignations of Registrant's Directors - None

Item 7.  Financial Statements and Exhibits................................Page 3


Signatures................................................................Page 3




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ITEM 2.  Other Events

On December 2, 1999 the Company entered into an agreement with Watts Communications, Inc., ("Seller"), a Texas corporation, to acquire all of the Assets of Seller radio stations KXYL AM and KXYL FM, Brownwood, Texas, and KSTA AM and KSTA FM, Coleman, Texas, (the "Stations") for $1,625,000 subject to the terms and conditions set forth in the Asset Purchase Agreement (the "Agreement")and subject to prior approval by the FCC. The Agreement provides that the purchase price will consist of cash of $1,200,000, financed institutionally, and shares of common stock with a fair market value of $425,000. If such institutional financing is not secured the Seller agrees to cash of $150,000 and a Promissory Note of $1,212,500 and provides for payment of simple interest at 9.5% per annum amortized over fifteen (15) years with a balloon at the end of the 7th year to be paid as follows: in monthly installments of interest only in the amount of $9,598.96 for the first six months; and thereafter in monthly installOments of principal and interest for
6.5 years in the amount of $12,661.22. There shall be no penalty imposed in the event that Buyer elects to prepay its obligation under the Note. The balloon payment at the end of Year Seven will be $890,790.28.



Item 7.  Financial Statements and Exhibits

Financial statements of the Seller are not being included in this Form 8-K but will be filed within 75 days of Closing.

The Exhibits listed below are being filed with this Form 8-K.

Exhibit/ Document/Description

Item 2.1 Asset acquisition Agreement between Watts Communications and American Communications Enterprises, Inc. for the purchase of the assets of the Brownwood and Coleman Stations


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


AMERICAN COMMUNICATIONS ENTERPRISES, INC.

(Signature) /s/ Robert E. Ringle
            --------------------
            Robert E. Ringle

(Title)     Vice President, Treasurer and Director

(Date)      December 17, 1999


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FORM 8-K
CURRENT REPORT

EXHIBIT INDEX


Item/Exhibit No.     Document                                        Page
----------------     --------                                        ----

10.1                 ASSET PURCHASE AGREEMENT                         5




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